Statement of Additional Information Supplement	August 2, 2018

Putnam Short Duration Bond Fund
Statement of Additional Information dated June 1, 2018

The following tables replace similar tables under the heading “Initial sales charges for class A, class M and class T shares. – For Putnam Short Duration Bond Fund only: ” in the section HOW TO BUY SHARES:

	CLASS A

		Amount of
		sales charge
		reallowed to
	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of
offering price ($)	offering price	offering price

Under 100,000	2.25%	2.00%

100,000 – 249,999	1.25%	1.00%

250,000 and above	NONE	NONE

CLASS M

Amount of
sales charge
reallowed to
	Sales charge as	dealers as a
Amount of transaction at	a percentage of	percentage of
offering price ($)	offering price	offering price

Under 250,000	0.75%	0.75%

250,000 and above	N/A***	N/A***

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